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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported):

                                September 1, 1999


                               IJC VENTURES CORP.
                               ------------------
             (Exact name of registrant as specified in this charter)



           Florida                      0-000-30108         65-0911072
           -------                      -----------         ----------
(State or other jurisdiction            (Commission        (IRS Employer
        of incorporation                File Number)     Identification No.)




                  7695 S.W. 104th Streer, Miami, Florida 33131
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              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (305) 663-3333


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

Item 1. Changes in control of registrant.

         On September 1, 1999, John Meyer purchased 4,821,000 shares of the common stock of the Company from Jayne Littman. As result of this transaction, Mr. Meyer now owns 96.42% of the Company's issued and outstanding common stock.

Item 2. Acquisition or disposition of assets.

         Not Applicable

Item 3. Bankruptcy or receivership.

     Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

         Not Applicable

Item 5. Other events.

         On September 1, 1999, John Meyer was elected as the Company's sole director and officer. Mr. Meyer succeeded Eric P. Littman in these positions following the resignation of Mr. Littman as an officer and director of the Company.


Item 6. Resignation of registrant's directors.

     On September 1, 1999, Eric P. Littman resigned as a director and officer of the Company. The resignation was not due to any disagreement the Company on any matter relating to the Company's operations, policies or practices.

Item 7.  Financial Statement and Exhibits.

         Not applicable

Item 8.  Change in Fiscal Year

         Not applicable.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                IJC Ventures Corp.
                                                ------------------
                                                   (Registrant)




                                                By: John Meyer
                                                -------------------------
                                                    John Meyer, President




Dated: September 15, 1999.






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